FRANKLIN GLOBAL ALLOCATION FUND

FRANKLIN FUND ALLOCATOR SERIES

SUMMARY PROSPECTUS	May 1, 2026

Class A	Class C	Class R	Class R6	Advisor Class
FFALX	FFACX	FFARX	FFAQX	FFAAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN GLOBAL ALLOCATION FUND
SUMMARY PROSPECTUS

Investment Goal

The highest level of long-term total return that is consistent with an acceptable level of risk.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees (including on Class R6 and Advisor Class shares), such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $25,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 51 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 90 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $250,000 or more (see "Investments of $250,000 or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.11%	0.11%	0.11%	0.08%	0.11%
Acquired fund fees and expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Total annual Fund operating expenses[1]	1.02%	1.77%	1.27%	0.74%	0.77%
Fee waiver and/or expense reimbursement[2]	-0.02%	-0.02%	-0.02%	-0.05%	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.75%	1.25%	0.69%	0.75%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.70% for each share class. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These contractual arrangements are expected to continue until April 30, 2027. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$646	$854	$1,080	$1,727
Class C	$278	$556	$958	$1,886
Class R	$127	$400	$694	$1,530
Class R6	$70	$231	$406	$913
Advisor Class	$77	$244	$426	$953
If you do not sell your shares:
Class C	$178	$556	$958	$1,886

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SUMMARY PROSPECTUS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33.16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities and, to a lesser extent, alternative strategies. The Fund seeks the highest level of long-term total return within an acceptable level of risk, which the investment manager believes is a level of risk consistent with a moderate to growth oriented investor. In evaluating the Fund's risk level, the investment manager analyzes various factors such as portfolio volatility, portfolio concentration, long-term expected return and risks of various markets and short-term tactical views. In general, the portfolio seeks to be well diversified against any risks in any one asset class or market. The Fund may shift its investments from one asset class to another based on the investment manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. Under normal market conditions, the Fund expects to invest in foreign securities (including emerging markets securities) in an amount equal to at least the lesser of: (a) 40% of its net assets, unless market conditions are not deemed favorable by the investment manager, in which case 30% of its net assets; or (b) the percentage of foreign issuers represented in the MSCI All Country World Index, minus 5%.

The equity securities in which the Fund invests are primarily common stock. The Fund may invest in companies in any economic sector or of any market capitalization, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The debt securities in which the Fund may invest include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds and senior floating rate and term loans. Bond investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. The Fund may invest in debt securities of any duration or maturity. The Fund generally invests in investment grade debt securities, but may invest in bonds rated below investment grade, sometimes referred to as “junk bonds.” The investment manager expects that the Fund may invest up to 10% (but no more than 15%) of its assets in alternative strategies. The Fund’s investments in alternative strategies may include investments that provide exposure to commodities such as private funds, commodity-linked notes,

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commodity-linked derivative instruments such as commodity futures and commodity exchange traded funds (ETFs). The Fund may hold its commodity-linked derivative instruments indirectly through a wholly-owned subsidiary established in the Cayman Islands.

The Fund may invest up to 10% of its assets in other affiliated mutual funds or affiliated and unaffiliated ETFs.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes. The Fund’s derivative investments may include, among other instruments: (i) currency forward contracts; (ii) futures contracts, including equity futures, interest rate/bond futures, currency futures and commodity futures; (iii) swaps, including interest rate, inflation index and credit default swaps; and (iv) options, including equity options and options on equity futures. In addition, the Fund may invest in derivatives through its investments in ETFs. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns.

The Fund's investment manager searches for undervalued securities it believes offer opportunities for income and significant growth. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including: a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of the company's management; the company's changing financial condition and market recognition of the change; the company's sensitivity to changes in interest rates and business conditions; and the company's debt maturity schedules and borrowing requirements. When choosing investments for the Fund, the investment manager generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations. In addition, the investment manager may use quantitative modeling to assist in the selection of investments for the Fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

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Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise. In addition, the value of the Fund’s investments may go up or down due to general market or other conditions that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread liquidity issues and defaults in one or more industries; changes in interest, inflation or exchange rates; unexpected natural and man-made world events, such as diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain investments of the Fund as well as the Fund’s performance and liquidity.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves different risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets –

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e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency.

Emerging Market Countries: The Fund’s investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Sovereign Debt Securities: Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Growth Style Investing: Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. In addition, investment styles can go in and out of favor, which could cause additional volatility in the prices of the Fund’s portfolio holdings.

Use of Models: The investment manager may use modeling systems to implement its investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet

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its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Focus: To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Alternative Strategies: In addition to risks associated with more traditional investments (e.g., market risk, credit risk, etc.), the Fund’s investments in alternative strategies may expose the Fund to potentially significant fluctuations in value. The Fund’s alternative strategies investments may not work as intended, resulting in potentially significant losses for the Fund. Furthermore, alternative strategies may employ leverage and/or focus on narrow segments of the market, which may magnify the Fund’s overall risks and volatility. Alternative strategies also may expose the Fund to additional liquidity risk and to valuation risk (the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security).

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Liquidity: The trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management and Asset Allocation:  The Fund is actively managed and could experience losses if the investment manager's judgment and decisions about markets, future volatility, interest rates, industries, sectors and regions or the

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attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager's allocation of Fund assets among different asset classes and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results.

High-Yield Debt Instruments: Issuers of lower-rated or “high-yield” debt instruments (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt instruments. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt instruments generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt instruments generally fluctuate more than those of higher credit quality. High-yield debt instruments are generally more illiquid (harder to sell) and harder to value.

Derivative Instruments: The performance of derivative instruments (including currency derivatives) depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivatives at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that

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FRANKLIN GLOBAL ALLOCATION FUND
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the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Depositary Receipts: Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Investing in Underlying Investment Companies: To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if the Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Commodities: The Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps and commodity index futures, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain

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commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Value Style Investing: A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholders information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those

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of a broad measure of market performance and the Blended Benchmark, which is comprised of 60% MSCI All Country World Index-NR, 30% Bloomberg Multiverse (100% hedged to USD) Index and 10% cash and cash equivalents (as represented by the ICE BofA US 3-Month Treasury Bill Index). Effective May 1, 2026, the Blended Benchmark was replaced by the Linked Franklin Global Allocation Fund Benchmark-NR, which is comprised of 60% MSCI All Country World Index-NR, 30% Bloomberg Multiverse (100% hedged to USD) Index and 10% cash and cash equivalents (as represented by the ICE BofA US 3-Month Treasury Bill Index) through April 30, 2026 and 39% Russell 3000® Index, 21% MSCI All Country World ex-US Index-NR, 21% Bloomberg U.S. Aggregate Bond Index, 16% Bloomberg Global Aggregate ex-USD (USD Hedged) Index and 3% Bloomberg U.S. Corporate High Yield Bond Index thereafter.

On February 1, 2021, the Fund’s investment strategies changed. The performance below prior to February 1, 2021 is attributable to the Fund’s performance before the strategy changes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2020, Q4	15.07%
Worst Quarter:	2020, Q1	-22.45%

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Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2025

	1 Year	5 Years	10 Years	Since Inception
Franklin Global Allocation Fund - Class A
Return before taxes	9.52%	6.57%	6.47%	—
Return after taxes on distributions	8.01%	5.77%	5.48%	—
Return after taxes on distributions and sale of Fund shares	6.27%	4.90%	4.85%	—
Franklin Global Allocation Fund - Class C	14.07%	6.99%	6.28%	—
Franklin Global Allocation Fund - Class R	15.63%	7.53%	6.81%	—
Franklin Global Allocation Fund - Class R6	16.24%	8.13%	—	6.14%	[1]
Franklin Global Allocation Fund - Advisor Class	16.21%	8.06%	7.35%	—
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	22.34%	11.19%	11.72%	—
Linked Franklin Global Allocation Fund Benchmark-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)[2]	15.15%	7.26%	8.17%	—
Blended Benchmark (index reflects no deduction for fees, expenses or taxes but, for the MSCI All Country World Index-NR, are net of dividend tax withholding)	15.15%	7.26%	8.17%	—

1.	Since inception August 1, 2017.
2.

Effective May 1, 2026, the Linked Franklin Global Allocation Fund Benchmark-NR replaced the Blended Benchmark as the Fund’s benchmark. The investment manager believes that the Linked Franklin Global Allocation Fund Benchmark-NR better reflects the Fund’s current portfolio.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

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Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Sub-Advisor

Franklin Templeton Investments Corp. (FTIC)

Portfolio Managers

Max Gokhman, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2025.

Brett S. Goldstein, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2025.

Michael Greenberg
Senior Vice President/Portfolio Manager of FTIC and portfolio manager of the Fund since 2024.

Jacqueline Kenney, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2024.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

www.franklintempleton.com	Summary Prospectus	15

Franklin Distributors, LLC One Franklin Parkway	San Mateo, CA 94403-1906 franklintempleton.com	Franklin Global Allocation Fund

481 PSUM 05/26
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